UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

UNDER
THE SECURITIES ACT OF 1933

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2020

FinServ Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39116	84-2704291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas

New York, New York 10105

(Address of principal executive offices, including zip code)

(646) 965-8218

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one-half of one Redeemable Warrant	FSRVU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	FSRV	The Nasdaq Stock Market LLC
Redeemable Warrants	FSRVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

As previously announced, on December 18, 2020, FinServ Acquisition Corp., a Delaware corporation (“FinServ”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Keys Merger Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of FinServ (“Merger Sub 1”), Keys Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of FinServ (“Merger Sub 2”), Katapult Holdings, Inc., a Delaware corporation (“Katapult”), and Orlando Zayas, in his capacity as the representative of all Pre-Closing Holders (as defined in the Merger Agreement) (the “Holder Representative”).

Pursuant to the terms of the Merger Agreement, at the closing of the transactions contemplated by the Merger Agreement (the “Transactions” and the “Closing”, respectively), a business combination between FinServ and Katapult will be effected through the merger of Merger Sub 1 with and into Katapult, with Katapult surviving as the surviving company and a wholly owned subsidiary of FinServ (the “First Merger”), followed immediately by the merger of the resulting company with and into Merger Sub 2, with Merger Sub 2 surviving as the surviving company and a wholly owned subsidiary of FinServ (the “Second Merger” and together with the First Merger, the “Mergers”). Once effective, all equity securities of Katapult will be converted into the right to receive the applicable portion of merger consideration pursuant to the terms and subject to the conditions set forth in the Merger Agreement, as further described under “Consideration” below.

Consideration

Under the terms of the Merger Agreement, the aggregate consideration to be paid in the Mergers is $833,000,000, as adjusted in accordance with the terms of the Merger Agreement, and apportioned between cash and common stock of FinServ (“FinServ Common Shares”), as more specifically set forth therein (and which shall be adjusted to account for the value of Assumed Options (as defined below)). In addition, FinServ will issue to the Pre-Closing Holders an aggregate 7,500,000 restricted FinServ Common Shares, as further described under “Earn-Out” below.

At the effective time of the First Merger (the “Effective Time”), each Katapult Common Share that is issued and outstanding immediately prior to the Effective Time (other than dissenting shares and shares of common stock, par value $0.001 per share, of Katapult (“Katapult Common Shares”), if any, held in the treasury of Katapult) will be canceled and converted into the right to receive the applicable portion of the merger consideration in accordance with an allocation schedule to be provided by Katapult (the “Allocation Schedule”) that will set forth the allocation of the merger consideration (including the Earn-Out Shares (as defined below)) among the equityholders of Katapult.

As of the Effective Time, (a) certain shares of restricted stock in Katapult will vest and the holders thereof be entitled to receive the applicable portion of the merger consideration in accordance with the Allocation Schedule and (b) certain holders of options to purchase Katapult Common Shares will receive options to purchase FinServ Common Shares (the “Assumed Options”) and, if applicable, Earn-Out Shares.

Earn-Out

At the Closing, FinServ will also issue or cause to be issued to the Pre-Closing Holders (including Pre-Closing Holders who hold Vested Katapult Restricted Shares and Employee Earn-Out Recipient) an aggregate 7,500,000 restricted FinServ Common Shares (subject to vesting, forfeiture and certain other restrictions (including on transfer) set forth in the Merger Agreement (the “Earn-Out Shares”)). With respect to the Earn-Out Shares: (i) one-half (1/2) of the Earn-Out Shares will vest if the closing price of the FinServ Common Shares is greater than or equal to $12.00 over any twenty (20) Trading Days (as defined in the Merger Agreement) within any thirty (30) consecutive Trading Day period and (ii) one-half (1/2) of the Earn-Out Shares will vest if the closing price of the FinServ Common Shares is greater than or equal to $14.00 over any twenty (20) Trading Days within any thirty (30) consecutive Trading Day period, in each case, during the Earn-Out Period (as defined in the Merger Agreement) and subject to adjustments as a result of certain recapitalization events and dividends paid prior to the expiration of the Earn-Out Period. In addition, if there is a Change of Control Transaction (as defined in the Merger Agreement) of FinServ prior to the expiration of the Earn-Out Period that will result in the holders of FinServ Common Shares receiving a price per share equal to or in excess of the applicable price per share thresholds described above, then Earn-Out Shares will vest in connection with such Change of Control Transaction in the manner set forth in the Merger Agreement.

Representations and Warranties and Covenants

Certain parties to the Merger Agreement made representations and warranties customary for transactions of this type regarding themselves. The representations and warranties made under the Merger Agreement do not survive the Closing. In addition, the parties to the Merger Agreement made covenants that are customary for transactions of this type including, among others, covenants providing for (a) the operation of the parties’ respective businesses prior to consummation of the Mergers, (b) FinServ’s and Katapult’s efforts to satisfy conditions to consummate the Mergers, (c) FinServ and Katapult ceasing discussions for, or other engagements or solicitations of, alternative transactions, (d) the use of reasonable best efforts to obtain the financing from the PIPE Investors (as defined below) (and for Katapult to reasonably cooperate with FinServ in connection therewith), (e) a requirement to make appropriate filings pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”) and (f) FinServ preparing and filing a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) relating to the Transactions and containing a proxy statement of FinServ (the “Registration Statement / Proxy Statement”).

New Incentive Plan

In connection with the Closing, FinServ will adopt a new equity incentive plan, subject to the receipt of FinServ stockholder approval.

Conditions to Consummation of the Transactions

The consummation of the Transactions is generally subject to customary conditions of the respective parties, and conditions customary to special purpose acquisition companies, including (a) expiry or termination of all applicable waiting periods under HSR, (b) the absence of any law or governmental order preventing the consummation of the Transactions, (c) the effectiveness of the Registration Statement / Proxy Statement, (d) the FinServ shares to be issued having been listed on Nasdaq upon the Closing and (e) receipt of shareholder approval from shareholders of each of FinServ and Katapult for consummation of the Transactions. In addition, Katapult also has the right to not consummate the Mergers in the event the aggregate cash proceeds available in FinServ’s trust account, together with the cash proceeds received by FinServ at Closing in respect of the various financing transactions contemplated by the Merger Agreement (including financing from the PIPE Investors), is less than $225,000,000 (after giving effect to payments in respect of redemptions).

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including by mutual written consent or if the Transactions have not been consummated on or prior to July 31, 2021.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement and the Transactions is not complete and is subject to, and qualified in its entirety by, reference to the Merger Agreement. The Merger Agreement contains representations, warranties and covenants that the respective Parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective Parties and are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating such agreement. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about FinServ, Katapult or the other Parties at the time they were made or otherwise and should only be read in conjunction with the other information that FinServ makes publicly available in reports, statements and other documents filed with the SEC.

Sponsor Agreement

Concurrent with the execution of the Merger Agreement, FinServ Holdings LLC, a Delaware limited liability company, a Delaware limited liability company (“Sponsor”), FinServ and Katapult entered into a Sponsor Agreement (the “Sponsor Agreement”), pursuant to which Sponsor has, among other matters, (a) agreed to vote in favor of the Merger Agreement and the Transactions and (b) agreed to waive any adjustment to the conversion ratio set forth in FinServ’s Amended and Restated Certificate of Incorporation, as amended and in effect on the date hereof, with respect to its FinServ Class B Shares in connection with the PIPE Financing (defined below).

A copy of the form of Sponsor Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and may include such changes as are negotiated between the parties thereto. The foregoing description of the Sponsor Agreement is not complete and is subject to, and qualified in its entirety by, reference to the form thereof filed herewith.

Support Agreements

Within 48 hours following the execution of the Merger Agreement, certain shareholders of Katapult are expected to enter into voting and support agreements (the “Support Agreements”) with FinServ. The Support Agreements provide that, among other things, the shareholders of Katapult party thereto will vote their respective equity securities in Katapult in favor of the Merger Agreement and the consummation of the transactions contemplated thereby.

A copy of the form of Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and may include such changes as are negotiated between the parties thereto. The foregoing description of the Support Agreement is not complete and is subject to, and qualified in its entirety by, reference to the form thereof filed herewith.

PIPE Financing

On December 18, 2020, FinServ entered into subscription agreements (each, a “Subscription Agreement”) with certain investors (the “PIPE Investors”) pursuant to which, among other things, the PIPE Investors have agreed to subscribe for and purchase, and FinServ has agreed to issue and sell to the PIPE Investors, an aggregate of 15,000,000 FinServ Common Shares for an aggregate purchase price of $150,000,000.00 on the date of Closing, on the terms and subject to the conditions set forth therein. The Subscription Agreement contains customary representations and warranties of Katapult, on the one hand, and each PIPE Investor, on the other hand, and customary conditions to closing, including the consummation of the Transactions. The form of the Subscription Agreement is attached as Exhibit 10.3 hereto and is incorporated herein by reference. The foregoing description of the Subscription Agreement is not complete and is subject to, and qualified in its entirety by, reference to the form filed herewith.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under the heading “PIPE Financing” in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The FinServ Common Shares to be issued and sold to the PIPE Investors will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Additional Information

The proposed transactions will be submitted to stockholders of FinServ for their consideration and approval at a special meeting of stockholders. In connection with the proposed transactions, FinServ intends to file a Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”), which will include a preliminary and a definitive proxy statement / prospectus to be distributed to FinServ stockholders in connection with FinServ’s solicitation for proxies for the vote by FinServ’s stockholders in connection with the proposed transactions and other matters as described in such Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Katapult’s stockholders in connection with the completion of the business combination. After the Registration Statement has been filed and declared effective, FinServ will mail a definitive proxy statement / prospectus and other relevant documents to its stockholders as of the record date established for voting on the proposed transactions. Investors and security holders of FinServ are advised to read, when available, the preliminary proxy statement, and any amendments thereto, and the definitive proxy statement in connection with FinServ’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed transaction because the proxy statement / prospectus will contain important information about the proposed transaction and the parties to the proposed transaction. Stockholders will also be able to obtain copies of the proxy statement / prospectus, without charge, once available, at the SEC’s website at www.sec.gov.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

FinServ and Katapult and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of FinServ’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FinServ’s stockholders in connection with the proposed business combination will be set forth in FinServ’s registration statement / proxy statement when it is filed with the SEC.  Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of FinServ’s directors and officers in FinServ’s filings with the SEC, including FinServ’s final prospectus dated October 31, 2019 and Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 27, 2020, and such information will also be in the Registration Statement to be filed with the SEC by FinServ, which will include the proxy statement / prospectus of FinServ for the proposed transaction.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K and the exhibits hereto that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, regarding FinServ’s and Katapult’s respective industries, future events, the proposed transaction between FinServ, Merger Sub 1, Merger Sub 2, Katapult and the Holder Representative, the estimated or anticipated future results and benefits of the combined company following the proposed transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on various assumptions, whether or not identified in herein, and on the current expectations of Katapult’s and FinServ’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Katapult and FinServ. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the stockholders of FinServ or Katapult is not obtained; failure to realize the anticipated benefits of the proposed transaction; risks relating to the uncertainty of the projected financial information with respect to Katapult; risks related to the concentration of Katapult’s business among a relatively small number of merchants; the effects of competition on Katapult’s future business; the impact of the COVID-19 pandemic on Katapult’s business; the ability of FinServ or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed transaction or in the future, and those factors discussed in FinServ’s final prospectus dated October 31, 2019 and Annual Report on Form 10-K for the fiscal year ended December 31, 2019, in each case, under the heading “Risk Factors,” and other documents of FinServ filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of FinServ or Katapult presently know or that FinServ or Katapult currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FinServ’s and Katapult’s expectations, plans or forecasts of future events and views as of the date of this Current Report. FinServ and Katapult anticipate that subsequent events and developments will cause FinServ’s and Katapult’s assessments to change. However, while FinServ and Katapult may elect to update these forward-looking statements at some point in the future, FinServ and Katapult specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing FinServ’s and Katapult’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements. Certain market data information in this Current Report is based on the estimates of Katapult and FinServ management. Katapult and FinServ obtained the industry, market and competitive position data used throughout this Current Report from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Katapult and FinServ believe their estimates to be accurate as of the date of this Current Report. However, this information may prove to be inaccurate because of the method by which Katapult or FinServ obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1†	Agreement and Plan of Merger, dated as of December 18, 2020, by and among FinServ Acquisition Corp., a Delaware corporation, Keys Merger Sub 1, Inc., a Delaware corporation, Keys Merger Sub 2, LLC, a Delaware limited liability company, Katapult Holdings, Inc., a Delaware corporation, and Orlando Zayas, in his capacity as the representative of all Pre-Closing Holders.
10.1	Sponsor Agreement, dated December 18, 2020.
10.2	Form of Support Agreement.
10.3	Form of Subscription Agreement

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINSERV ACQUISITION CORP.

	By:	/s/ Lee Einbinder
		Name:	Lee Einbinder
		Title:	Chief Executive Officer

Dated: December 21, 2020